Earnings Webcast and Conference Call Third Quarter and Nine Months of Fiscal Year 2019 © 2018 | ‹#›

Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2019 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “2018 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2018 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; a material security breach or cybersecurity attack affecting the information of Broadridge's clients; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge's key service providers to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward- looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. ASC 606 Revenue Accounting Change Effective July 1, 2018, Broadridge adopted Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers” and its related amendments (the “ASC 606 revenue accounting change”) using the modified retrospective transition approach. Under this transition approach, results for reporting periods beginning after July 1, 2018 reflect the ASC 606 revenue accounting change while prior period amounts have not been adjusted and continue to be reported in accordance with historical accounting guidelines. Where noted however, discussions of certain revenue metrics are presented assuming that the ASC 606 revenue accounting change had been applied to fiscal year 2018 revenues. Please refer to pages 19 and 20 for a full presentation of reported fiscal year 2018 revenues giving effect to the ASC 606 revenue accounting change and to page 23 for a reconciliation of reported fiscal year 2018 GAAP Total revenues to non-GAAP ASC 606 Total revenues. 2019 | 2

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) U.S. Tax Cuts and Jobs Act (the "Tax Act") items, and (iv) the Gain on Sale of Securities. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company's retirement plan obligations. We exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Tax Act items, and the Gain on Sale of Securities from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. 2019 | 3

Third Quarter 2019 Highlights and Financial Summary ⦁ Solid third quarter 2019 financial results position Broadridge for strong fiscal 2019 • Third Quarter Recurring and Total revenues in line with guidance • Recurring fee revenues rose 20%, or 4%, excluding the impact of the accounting change • Event-driven revenues of $68 million, up 3% • Diluted EPS rose 61% to $1.45 and Adjusted EPS rose 59% to $1.59 ⦁ Reaffirming or raising key guidance points for fiscal year 2019 • Reaffirming guidance for Recurring revenue • Reaffirming guidance for EPS and Adjusted EPS • Raising Closed sales outlook on record YTD sales and strong pipeline • Raising operating margin guidance on reduced Total revenue outlook driven by lower no-margin Distribution revenues ⦁ Fiscal Year 2019 outlook leaves Broadridge well-positioned to deliver on FY17-FY20 growth objectives 2019 | 4

Business Update ⦁ Solid financial results • Investor Communication Solutions ("ICS") Recurring fee revenues up 6% excluding the impact of the accounting change - including 14% growth, excluding Customer Communications • Global Technology and Operations ("GTO") revenues flat compared to very strong 3Q 2018. Return to mid-single digit growth expected in 4Q • Closed sales of $37 million in third quarter and record $161 million YTD ⦁ Continued progress on key growth initiatives • Roll out of new voting app highlights Broadridge's commitment to driving the next generation of regulatory communications • Engaging with industry players to improve proxy voting process • Driving 30e-3 implementation for fund industry • Strong progress on bringing new clients onto Broadridge's industry platforms and healthy backlog underlies long-term growth outlook ⦁ Tuck-in M&A investments expected to broaden wealth management offering and add scale to mutual fund product suite 2019 | 5

Third Quarter 2019 Revenue Growth (Reported and ASC 606) 3Q 2018 3Q 2019 Growth Reported ASC 606 Reported Reported ASC 606 Dollars in millions Recurring Fee Revenues $ 639 $ 736 $ 767 20% 4% Event-Driven Fee Revenues 67 69 68 3% 0% Distribution Revenues 385 422 418 9% (1)% FX (19) (19) (29) 55% 55% Total Revenues $ 1,072 $ 1,208 $ 1,225 14% 1% Notes: (1) Please refer to pages 19 and 20 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 23. (2) Amounts may not sum due to rounding. 2019 | 6

Third Quarter 2019 Revenue Growth Drivers ▪ Third Quarter 2019 Total revenues grew 1% to $1.2 billion +3 pts. +1% 0 pt. (0) pt. (1) pt. $1,225M $1,208M ▪ Third Quarter 2019 Recurring fee revenues grew 4% to $767 million Organic Growth: 3% +6 pts. +1 pt. +4% (2) pts. (0) pt. $767M $736M Notes: (1) Please refer to pages 19 and 20 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 23. (2) Amounts may not sum due to rounding. 2019 | 7

Third Quarter 2019 GAAP and Adjusted Operating Income and EPS Dollars in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS +68% +59% +79% +61% 2019 | 8

3Q 2019 Segment Revenue Growth (Reported and ASC 606) Dollars in millions 3Q FY18 3Q FY19 Growth Reported ASC 606 Reported Reported ASC 606 Investor Communication Solutions Recurring Fee Revenues $ 403 $ 500 $ 530 31% 6% Event-Driven Fee Revenues 67 69 68 3% 0 % Distribution Revenues 385 422 418 9% (1)% Total ICS Revenues $ 855 $ 991 $ 1,017 19% 3% Global Technology and Operations Revenues $ 235 $ 236 $ 237 1% 0 % ICS GTO 3Q Recurring Revenue Growth Drivers (a) Net New Business 4 pts 3 pts Internal Growth 1 pt (3) pts Organic Recurring Fee Revenue Growth 5 pts 0 pts Acquisitions 1 pt - Recurring Fee Revenue Growth (a) 6% 0% (a) 3Q Recurring Revenue Growth Drivers calculated using FY18 ASC 606 recurring fee revenues. Notes: (1) Please refer to pages 19 and 20 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change. (2) Amounts may not sum due to rounding. 2019 | 9

Capital Allocation and Summary Balance Sheet Dollars in millions Select Uses of Cash through Third Summary Balance Sheet Quarter FY2019 as of March 31, 2019 Assets Cash and cash equivalents $ 292 Other assets 3,310 Total assets $ 3,602 Liabilities and Stockholders' Equity Total debt outstanding $ 1,174 Other liabilities 1,162 Total liabilities $ 2,336 Total stockholders' equity $ 1,266 (a) Purchases of Treasury stock, net of proceeds from exercise of stock options Note: Amounts may not sum due to rounding 2019 | 10

Fiscal Year 2019 Guidance - Updated Prior1 Current Recurring fee revenue growth 5 - 7% 5 - 7% Expected to be in lower half of range Total revenue growth 3 - 5% ~1% Operating income margin - GAAP ~14.5% ~15.0% Adjusted Operating income margin - Non-GAAP ~16.5% ~17.0% Diluted earnings per share growth2 12 - 16% 12 - 16% Adjusted earnings per share growth2 - Non-GAAP 9 - 13% 9 - 13% Expected to be in middle of range Free cash flow2 - Non-GAAP $565 - $615M $565 - $615M Expected to be at low end of range Closed sales $185 - $225M $200 - $240M (1) Prior guidance as of February 7, 2019. (2) Current fiscal year 2019 guidance includes $20 million of excess tax benefits related to stock-based compensation, reduced from $25 million assumed in Prior fiscal year 2019 guidance and down from $41 million in fiscal year 2018. 2019 | 11

Appendix 2019 | 12

Nine Months 2019 Revenue Growth (Reported and ASC 606) Dollars in millions 9M 2018 9M 2019 Growth Reported ASC 606 Reported Reported ASC 606 Recurring Fee Revenues $ 1,749 $ 1,847 $ 1,946 11% 5% Event-Driven Fee Revenues 223 222 193 (13)% (13)% Distribution Revenues 1,090 1,124 1,082 (1)% (4)% FX (53) (53) (71) 35% 35% Total Revenues $ 3,009 $ 3,140 $ 3,151 5% 0% Notes: (1) Please refer to pages 19 and 20 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 23. (2) Amounts may not sum due to rounding. 2019 | 13

Nine Months 2019 Revenue Growth Drivers ▪ Nine Months Fiscal 2019 Total revenues remain flat at $3.2 billion +3 pts. 0% (1) pt. $3,140M (1) pt. (1) pt. $3,151M ▪ Nine Months Fiscal 2019 Recurring fee revenues grew 5% to $1.9 billion Organic Growth: 4% +6 pts. +1 pt. +5% +1 pt. (3) pts. $1,946M $1,847M Notes: (1) Please refer to pages 19 and 20 for a full presentation of reported FY18 revenues giving effect to the ASC 606 revenue accounting change and GAAP to Non-GAAP reconciliation on page 23. (2) Amounts may not sum due to rounding. 2019 | 14

9M 2019 Segment Results (Reported and ASC 606) 9M FY18 9M FY19 Growth Dollars in millions Reported ASC 606 Actual ASC 606 Adjusted Investor Communication Solutions Recurring Fee Revenues $ 1,071 $ 1,170 $ 1,245 16% 6% Event-Driven Fee Revenues 223 222 193 (13)% (13)% Distribution Revenues 1,090 1,124 1,082 (1)% (4)% Total Revenues $ 2,384 $ 2,515 $ 2,521 6% 0 % Global Technology and Operations Revenues $ 678 $ 677 $ 701 3% 4% ICS GTO 9M Recurring Revenue Growth Drivers (a) Net New Business 4 pts 3 pts Internal Growth 1 pt 1 pt Organic Recurring Fee Revenue Growth 5 pts 4 pts Acquisitions 1 pt - Recurring Fee Revenue Growth (a) 6% 4% (a) 9M Recurring Revenue Growth Drivers calculated using FY18 ASC 606 recurring fee revenues. Notes: (1) Please refer to pages 19 and 20 for a full presentation of reported FY18 revenue giving effect to the ASC 606 revenue accounting change. (2) Amounts may not sum due to rounding. 2019 | 15

Nine Months Fiscal Year 2019 GAAP and Adjusted Operating Income and EPS Dollars in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS +21% +26% +36% +24% 2019 | 16

Tax Act and Excess Tax Benefit ("ETB") Impact 3Q 9M Fiscal Year 2019 2018 2019 2018 2019 2018 Dollars in millions Outlook Earnings before income taxes $125.2 $223.6 $303.0 $377.2 $561.0 Provision for income taxes (excluding ETB and non-recurring gains and charges) $31.8 $52.8 $84.4 $87.6 $158.6 Net Tax Charges — — 16.1 — 15.4 — ETB (15.6) (1.3) (18.6) (9.2) (40.9) ~(20) Provision for income taxes (GAAP) $16.2 $51.4 $81.9 $78.4 $133.1 Tax Rates Tax Rate (excluding ETB and non-recurring gains and charges) 25.4% 23.6% 27.9% 23.2% 28.3% ~24% Tax Rate (GAAP) 12.9% 23.0% 27.0% 20.8% 23.7% ~20% EPS Growth (a) Diluted EPS 43% 61% 60% 36% 32% Adjusted EPS 45% 59% 63% 26% 34% Adjusted EPS (excluding ETB) 28% 80% 52% 32% 23% (a) Please refer to page 22 for the GAAP to Non-GAAP reconciliation. Note: Amounts may not sum due to rounding 2019 | 17

Supplemental Reporting Detail - Product Line Reporting

Dollars in millions	Q1FY18	Q2FY18	Q3FY18	Q4FY18	FY 2018	Q1FY19	Q2 FY19	Q3 FY19	YTD FY19
Investor Communication Solutions ("ICS")									
Equity proxy	$ 30.0	$ 33.6	$ 45.1	$ 298.1	$ 406.8	$ 31.0	$ 41.7	$ 152.9	$ 225.6
Mutual fund and ETF interims	49.2	46.9	67.0	58.3	221.4	57.8	60.7	82.1	200.6
Customer communications and fulfillment	181.5	187.3	210.7	180.6	760.1	174.9	182.6	201.1	558.6
Other ICS	72.2	66.5	80.7	91.1	310.6	83.8	82.1	94.4	260.3
Total ICS recurring fee revenues	**$ 332.9**	**$ 334.4**	**$ 403.5**	**$ 628.0**	**$ 1,698.9**	**$ 347.4**	**$ 367.2**	**$ 530.5**	**$ 1,245.1**
Equity and other	$ 30.8	$ 28.8	$ 39.9	$ 34.9	$ 134.4	$ 24.1	$ 19.5	$ 35.4	$ 79.0
Mutual funds	28.5	68.6	26.6	25.8	149.4	52.8	28.6	33.1	114.5
Total Event-driven fee revenues	**$ 59.3**	**$ 97.3**	**$ 66.5**	**$ 60.7**	**$ 283.9**	**$ 76.9**	**$ 48.1**	**$ 68.4**	**$ 193.5**
Distribution	334.2	370.4	385.4	422.9	1,512.9	341.4	322.9	418.2	1,082.5
Total ICS revenues	**$ 726.4**	**$ 802.2**	**$ 855.3**	**$ 1,111.7**	**$ 3,495.6**	**$ 765.8**	**$ 738.1**	**$ 1,017.1**	**$ 2,521.0**
Global Technology and Operations ("GTO")									
Equities and other	$ 179.0	$ 189.4	$ 195.9	$ 193.0	$ 757.2	$ 187.7	$ 196.5	$ 195.5	$ 579.7
Fixed income	35.9	38.5	39.3	40.5	154.3	40.0	40.1	41.1	121.2
Total GTO recurring fee revenues	**$ 214.9**	**$ 228.0**	**$ 235.2**	**$ 233.5**	**$ 911.6**	**$ 227.7**	**$ 236.6**	**$ 236.6**	**$ 700.9**
Foreign currency exchange	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)	(20.7)	(21.4)	(28.9)	(70.9)
Total revenues	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**	**$ 4,329.9**	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 3,151.0**
Revenues by Type									
Recurring fee revenues	$ 547.8	$ 562.4	$ 638.6	$ 861.5	$ 2,610.4	$ 575.2	$ 603.8	$ 767.0	$ 1,946.0
Event-driven fee revenues	59.3	97.3	66.5	60.7	283.9	76.9	48.1	68.4	193.5
Distribution revenues	334.2	370.4	385.4	422.9	1,512.9	341.4	322.9	418.2	1,082.5
Foreign currency exchange	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)	(20.7)	(21.4)	(28.9)	(70.9)
Total revenues	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**	**$ 4,329.9**	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 3,151.0**

Note: Amounts may not sum due to rounding

Broadridge

2019 | 18

FY2018 Total Revenues: Impact of ASC 606 2018 Dollars in millions Q1 Q2 Q3 Q4 FY Revenues As Reported Recurring Fee Revenues $ 547.8 $ 562.4 $ 638.6 $ 861.5 $ 2,610.4 Event-Driven Fee Revenues 59.3 97.3 66.5 60.7 283.9 Distribution Revenues 334.2 370.4 385.4 422.9 1,512.9 FX (16.5) (17.4) (18.6) (24.8) (77.3) Total Revenues $ 924.8 $ 1,012.8 $ 1,071.9 $ 1,320.4 $ 4,329.9 Revenue Adjustments from ASC 606 Revenue Accounting Change Recurring Fee Revenues $ (3.3) $ 3.5 $ 97.8 $ (97.5) $ 0.4 Event-Driven Fee Revenues 43.9 (47.3) 2.1 (1.0) (2.2) Distribution Revenues 18.5 (21.4) 36.4 (24.0) 9.6 FX — — — — — Total Revenues $ 59.1 $ (65.2) $ 136.3 $ (122.5) $ 7.7 ASC 606 Revenues Recurring Fee Revenues $ 544.5 $ 565.9 $ 736.4 $ 764.0 $ 2,610.8 Event-Driven Fee Revenues 103.2 50.0 68.6 59.7 281.6 Distribution Revenues 352.8 349.0 421.8 399.0 1,522.5 FX (16.5) (17.4) (18.6) (24.8) (77.3) Total Revenues $ 983.9 $ 947.6 $ 1,208.2 $ 1,197.9 $ 4,337.6 Note: (1) Please refer to the GAAP to Non-GAAP reconciliation on page 23 for impact of the ASC 606 revenue accounting change on FY2018 Total revenues. (2) Amounts may not sum due to rounding. 2019 | 19

FY 2018 Segment Recurring Fee Revenues: Impact of ASC 606 2018 Dollars in millions Q1 Q2 Q3 Q4 FY Recurring Fee Revenues As Reported ICS $ 332.9 $ 334.4 $ 403.5 $ 628.0 $ 1,698.9 GTO 214.9 228.0 235.2 233.5 911.6 Total Recurring Fee Revenues $ 547.8 $ 562.4 $ 638.6 $ 861.5 $ 2,610.4 % of FY Recurring Fee Revenue 21.0% 21.5% 24.5% 33.0% 100.0% Recurring Fee Revenue Adjustments from ASC 606 Revenue Accounting Change ICS $ (1.1) $ 3.1 $ 96.9 $ (97.7) $ 1.3 GTO (2.3) 0.4 0.8 0.2 (0.9) Total Recurring Fee Revenues $ (3.3) $ 3.5 $ 97.8 $ (97.5) $ 0.4 ASC 606 Recurring Fee Revenues ICS $ 331.8 $ 337.5 $ 500.4 $ 530.4 $ 1,700.1 GTO 212.6 228.4 236.0 233.7 910.7 Total Recurring Fee Revenues $ 544.5 $ 565.9 $ 736.4 $ 764.0 $ 2,610.8 % of FY Recurring Fee Revenue 20.9% 21.7% 28.2% 29.3% 100.0% Note: Amounts may not sum due to rounding 2019 | 20

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions Three Months Ended March 31, Nine Months Ended March 31, 2019 2018 2019 2018 Operating income (GAAP) $ 233.6 $ 130.8 $ 411.9 $ 331.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 21.2 20.2 64.3 59.4 Acquisition and Integration Costs 0.9 1.3 3.1 6.0 Adjusted Operating income (Non-GAAP) $ 255.7 $ 152.3 $ 479.4 $ 397.2 Operating income margin (GAAP) 19.1% 12.2% 13.1% 11.0% Adjusted Operating income margin (Non-GAAP) 20.9% 14.2% 15.2% 13.2% Three Months Ended March 31, Nine Months Ended March 31, 2019 2018 2019 2018 Net earnings (GAAP) $ 172.2 $ 109.1 $ 298.8 $ 221.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 21.2 20.2 64.3 59.4 Acquisition and Integration Costs 0.9 1.3 3.1 6.0 Gain on Sale of Securities — (5.5) — (5.5) Taxable adjustments 22.1 16.1 67.5 59.9 Tax Act items — — — 16.1 Tax impact of adjustments (a) (5.4) (3.7) (15.7) (16.7) Adjusted Net earnings (Non-GAAP) $ 188.9 $ 121.4 $ 350.6 $ 280.4 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.3 million and $9.2 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2019, and $15.6 million and $18.6 million of excess tax benefits associated with stock-based compensation, for the three and nine months ended March 31, 2018, as well as the net $16.1 million charges associated with the Tax Act for the nine months ended March 31, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding 2019 | 21

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions, except per share amounts Three Months Ended March 31, Nine Months Ended March 31, 2019 2018 2019 2018 Diluted earnings per share (GAAP) $ 1.45 $ 0.90 $ 2.51 $ 1.84 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.18 0.17 0.54 0.49 Acquisition and Integration Costs 0.01 0.01 0.03 0.05 Gain on Sale of Securities — (0.05) — (0.05) Taxable adjustments 0.19 0.13 0.57 0.50 Tax Act items — — — 0.13 Tax impact of adjustments (a) (0.05) (0.03) (0.13) (0.14) Adjusted earnings per share (Non-GAAP) $ 1.59 $ 1.00 $ 2.94 $ 2.33 Nine Months Ended March 31, 2019 2018 Net cash flows provided by operating activities (GAAP) $ 217.9 $ 274.8 Capital expenditures and Software purchases and capitalized internal use software (46.3) (70.6) Free cash flow (Non-GAAP) $ 171.6 $ 204.2 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.3 million and $9.2 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2019, and $15.6 million and $18.6 million of excess tax benefits associated with stock-based compensation, for the three and nine months ended March 31, 2018, as well as the net $16.1 million charges associated with the Tax Act for the nine months ended March 31, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding 2019 | 22

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Three Months Ended Nine Months Ended Fiscal Year Dollars in millions Sept. 30, 2017 Dec. 31, 2017 March 31, 2018 June 30 , 2018 March 31, 2018 2018 Total Revenues $ 924.8 $ 1,012.8 $ 1,071.9 $ 1,320.4 $ 3,009.5 $ 4,329.9 ASC 606 Accounting Impact (a) 59.1 (65.2) 136.3 (122.5) 130.2 7.7 ASC 606 Total Revenues (a) $ 983.9 $ 947.6 $ 1,208.2 $ 1,197.9 $ 3,139.7 $ 4,337.6 (a) Reflects the impact of the ASC 606 revenue accounting change on fiscal year 2018 reported Total revenues. Note: Amounts may not sum due to rounding 2019 | 23

Reconciliation of GAAP to Non-GAAP Measures - Third Quarter and FY19 Guidance (Unaudited) Dollars in millions, except per share amounts FY19 Adjusted Earnings Per Share Growth Rate (1) Diluted earnings per share (GAAP) 12% - 16% Adjusted earnings per share (Non-GAAP) 9% - 13% FY19 Adjusted Operating Income Margin (2) Operating income margin % (GAAP) ~15.0% Adjusted Operating income margin % (Non-GAAP) ~17.0% Free Cash Flow Net cash flows provided by operating activities (GAAP) $660 - $730 million Capital expenditures and Software purchases and capitalized internal use software (95) - (115) million Free cash flow (Non-GAAP) $565 - $615 million (1) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding. Fiscal year 2019 Non- GAAP Adjusted earnings per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.60 per share. (2) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2019 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $94 million. 2019 | 24

Broadridge Investor Relations Contacts W. Edings Thibault Tel: 516-472-5129 Email: edings.thibault@broadridge.com James Ullenes Tel: 516-472-5016 Email: james.ullenes@broadridge.com 2019 | 25